                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report - November 9, 1995
                       (Date of earliest event reported)


                            GTE FLORIDA INCORPORATED
             (Exact name of registrant as specified in its charter)

                                    FLORIDA
       (State or other jurisdiction of incorporation or organization)

     1-3090                                          59-0397520
(Commission File Number)                  (IRS Employer Identification No.)


600 Hidden Ridge, HQE04B12 - Irving, Texas               75038
 (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code    214-718-5600
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                    GTE FLORIDA INCORPORATED AND SUBSIDIARY

                                    FORM 8-K

                              ITEM OF INFORMATION


Item 5.   Other Events

On November 9, 1995, GTE Florida Incorporated (the Company) announced through its parent, GTE Corporation, that in response to recently enacted and pending legislation and the increasingly competitive environment in which the Company expects to operate, effective January 1, 1996, the Company is discontinuing the use of accounting practices appropriate to regulated enterprises. As a result of this decision, the Company will record a non-cash, extraordinary charge of approximately $378.6 million after taxes during the fourth quarter of 1995. This charge, which is based on the results of a comprehensive study of the economic lives of the Company's telephone plant and equipment, will have no effect on the Company's customers or its liquidity and capital resources.

The Company has traditionally followed the accounting for regulated enterprises prescribed by Statement of Financial Accounting Standards No. 71, "Accounting for the Effects of Certain Types of Regulation" (FAS 71). In general, FAS 71 required the Company to depreciate its plant and equipment over regulator approved lives which may extend beyond the assets' actual economic lives. FAS 71 also required the deferral of certain costs based upon approvals received from regulators to recover such costs in the future. As a result of these requirements, the recorded net book value of certain assets and liabilities, primarily telephone plant and equipment, was higher than that which would otherwise have been recorded.

The charge will primarily represent an adjustment to the net book value of the fixed assets of the Company, through an increase in accumulated depreciation, and is not expected to have a significant effect on depreciation expense of existing plant and equipment or earnings over the next several years. The income statement effect of this change in accounting will be reflected in the Company's consolidated statements of income as an extraordinary charge, net of tax, under the provisions of Statement of Financial Accounting Standards No. 101, "Regulated Enterprises-Accounting for the Discontinuation of Application of FASB Statement No. 71."

The accompanying pro forma statements of income for the nine months ended September 30, 1995 and the year ended December 31, 1994, and the pro forma balance sheet as of September 30, 1995 are based on historical condensed consolidated financial statements, adjusted to give effect to the discontinuance of FAS 71 as though it had occurred at the beginning of each period presented. The pro forma financial information should be read in conjunction with the historical consolidated financial statements and related notes thereto. The pro forma financial information is not necessarily indicative of the results that would have been attained had the discontinuance of FAS 71 occurred in an earlier period.

In addition, the Company announced through its parent, GTE Corporation, that it will refinance, on a long-term basis, approximately $75.3 million of its long-term debt issues. The positive impact of these redemptions is not expected to have a significant effect on the Company's earnings over the next several years.





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                   GTE FLORIDA INCORPORATED AND SUBSIDIARY

       UNAUDITED CONDENSED CONSOLIDATED PRO FORMA STATEMENTS OF INCOME


                                                   As Reported                               Pro Forma
                                                   Nine Months                              Nine Months
                                                      Ended                                    Ended
                                                  September 30,         Pro Forma           September 30,
                                                       1995             Adjustments            1995
                                                  ---------------      -------------       ---------------
                                                                  (Thousands of Dollars)
OPERATING REVENUES                               $   1,012,418         $    17,554 (1)     $   1,029,972

OPERATING EXPENSES

   Cost of sales and services                          408,278                                   408,278
   Depreciation and amortization                       216,680                                   216,680
   Selling, general & administrative                   138,567              17,554 (1)           156,121
                                                 -------------         -----------         -------------
       Total operating expenses                        763,525              17,554               781,079
                                                 -------------         -----------         -------------
OPERATING INCOME                                       248,893                  --               248,893
                                                 -------------         -----------         -------------
OTHER DEDUCTIONS                                        48,022                                    48,022
                                                 -------------         -----------         -------------
   Income before income taxes                          200,871                  --               200,871

INCOME TAXES                                            75,950                                    75,950
                                                 -------------         -----------         -------------
   Income before extraordinary charge                  124,921                  --               124,921

EXTRAORDINARY CHARGE                                        --            (378,641) (2)         (378,641)
                                                 -------------         -----------         -------------
   Net income (loss)                             $     124,921         $  (378,641)        $    (253,720)
                                                 =============         ===========         =============

See Notes to Unaudited Condensed Consolidated Pro Forma Financial Information.





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
                    GTE FLORIDA INCORPORATED AND SUBSIDIARY

        UNAUDITED CONDENSED CONSOLIDATED PRO FORMA STATEMENTS OF INCOME


                                                    As Reported                                Pro Forma
                                                     Year Ended                               Year Ended
                                                    December 31,            Pro Forma         December 31,
                                                        1994               Adjustments           1994
                                                   ---------------        -------------     --------------
                                                                      (Thousands of Dollars)
OPERATING REVENUES                                   $  1,306,522         $    20,611 (1)   $    1,327,133

OPERATING EXPENSES

   Cost of sales and services                             538,394                                  538,394
   Depreciation and amortization                          277,236                                  277,236
   Selling, general & administrative                      204,237              20,611 (1)          224,848
                                                     ------------         -----------       --------------
       Total operating expenses                         1,019,867              20,611            1,040,478
                                                     ------------         -----------       --------------
OPERATING INCOME                                          286,655                  --              286,655
                                                     ------------         -----------       --------------
OTHER DEDUCTIONS                                           60,233                                   60,233
                                                     ------------         -----------       --------------
   Income before income taxes                             226,422                  --              226,422

INCOME TAXES                                               86,167                                   86,167
                                                     ------------         -----------       --------------
   Income before extraordinary charge                     140,255                  --              140,255

EXTRAORDINARY CHARGE                                           --            (378,641) (2)        (378,641)
                                                     ------------         -----------       --------------
   Net income (loss)                                 $    140,255         $  (378,641)      $     (238,386)
                                                     ============         ===========       ==============

See Notes to Unaudited Condensed Consolidated Pro Forma Financial Information.


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
                    GTE FLORIDA INCORPORATED AND SUBSIDIARY

            UNAUDITED CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEET


                                                          As Reported                                 Pro Forma
                                                         September 30,         Pro Forma            September 30,
                                                             1995             Adjustments              1995
                                                        --------------       --------------        --------------
                                                                         (Thousands of Dollars)
              ASSETS
              ------
CURRENT ASSETS:

  Cash                                                 $        10,041                               $     10,041
  Accounts and notes receivable, less allowance
   of $22,556                                                  273,794                                    273,794
  Materials and supplies                                        19,244                                     19,244
  Prepayments and other                                         14,906                                     14,906
                                                       ---------------         ------------          ------------
   Total current assets                                        317,985                                    317,985
                                                       ---------------         ------------          ------------
PROPERTY, PLANT AND EQUIPMENT:
  Original cost                                              3,929,385                                  3,929,385
  Accumulated depreciation                                  (1,393,813)        $   (617,313) (3)       (2,011,126)
                                                       ---------------         ------------          ------------
   Net property, plant and equipment                         2,535,572             (617,313)            1,918,259
                                                       ---------------         ------------          ------------
PREPAID PENSION COSTS                                           87,930                                     87,930
                                                       ---------------         ------------          ------------
OTHER ASSETS                                                    29,279                                     29,279
                                                       ---------------         ------------          ------------
     Total Assets                                      $     2,970,766         $   (617,313)         $  2,353,453
                                                       ===============         ============          ============

See Notes to Unaudited Condensed Consolidated Pro Forma Financial Information.





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
                    GTE FLORIDA INCORPORATED AND SUBSIDIARY

            UNAUDITED CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEET


                                                     As Reported                             Pro Forma
                                                    September 30,         Pro Forma        September 30,
                                                        1995             Adjustments            1995
                                                    -------------       -------------      --------------
                                                                     (Thousands of Dollars)
       LIABILITIES AND SHAREHOLDERS' EQUITY
       ------------------------------------

CURRENT LIABILITIES:

  Short-term debt, including current maturities       $    71,195                            $     71,195
  Accounts payable                                         82,985                                  82,985
  Accrued taxes                                            44,674                                  44,674
  Accrued payroll and vacations                            42,572                                  42,572
  Accrued interest                                         14,859                                  14,859
  Accrued dividends                                        33,180                                  33,180
  Accrued restructuring costs and other                   109,169                                 109,169
                                                      -----------        ------------        ------------
   Total current liabilities                              398,634                                 398,634
                                                      -----------        ------------        ------------
LONG-TERM DEBT                                            724,123        $      4,316 (5)         728,439
                                                      -----------        ------------        ------------
RESERVES AND DEFERRED CREDITS:
  Deferred income taxes                                   397,903            (237,838) (6)        160,065
  Employee benefit obligations                            106,517                                 106,517
  Restructuring costs and other                            77,376              (5,150) (4)         72,226
                                                      -----------        ------------        ------------
   Total reserves and deferred credits                    581,796            (242,988)            338,808
                                                      -----------        ------------        ------------
SHAREHOLDERS' EQUITY:
  Preferred stock                                          60,096                                  60,096
  Common stock                                            585,000                                 585,000
  Other capital                                            50,289                                  50,289
  Reinvested earnings                                     570,828            (378,641) (2)        192,187
                                                      -----------        ------------        ------------
   Total shareholders' equity                           1,266,213            (378,641)            887,572
                                                      -----------        ------------        ------------
     Total Liabilities and Shareholders' Equity       $ 2,970,766        $   (617,313)       $  2,353,453
                                                      ===========        ============        ============

See Notes to Unaudited Condensed Consolidated Pro Forma Financial Information.


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
                    GTE FLORIDA INCORPORATED AND SUBSIDIARY

              NOTES TO UNAUDITED CONDENSED CONSOLIDATED PRO FORMA
                             FINANCIAL INFORMATION


(1) Represents the reclassification of the provision for uncollectible accounts to selling, general and administrative expenses, consistent with non-regulated accounting practices.

(2) Represents the after-tax effect of the adjustments described in notes 3 - 5 below.

(3) Represents the write-down of property, plant and equipment, net due to an impairment of such assets resulting from depreciation lives set by regulators that are longer than the assets' economic lives.

(4) Represents the write-off of net regulatory liabilities and the write-off of the original debt issuance costs associated with $75.3 million of long-term debt that will be refinanced.

(5) Represents the costs associated with refinancing $75.3 million of long-term debt.

(6) Represents the tax effect of the adjustments described in notes 3 - 5 above.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    GTE FLORIDA INCORPORATED
                                         (Registrant)

Date: November 13, 1995           By  William M. Edwards III
                                      ----------------------
                                      William M. Edwards III
                                            Controller
                                    (Chief Accounting Officer)





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